UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2012 (August 1, 2012)

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road

P.O. Box 2028

Buffalo, New York 14219-0228

(Address of principal executive offices) (Zip Code)

(716) 826-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

and

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On August 2, 2012, Gibraltar Industries, Inc. (the “Company”) issued a news release reporting results for the three and six months ended June 30, 2012. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On August 1, 2012, the Board of Directors of Gibraltar Industries Inc. (the “Company”) adopted an amendment and restatement of the Company’s Bylaws to add to the existing Bylaws, a new Article II, Section 12 which allows stockholders to act by written consent and sets forth the procedures that must be followed by stockholders to act by written consent, including requirements that stockholders request the establishment of a record date, information which must be supplied by stockholders who request establishment of a record date for purposes of taking action by written consent, requirements for solicitation of written consents of other stockholders and requirements with respect to the timing of delivery to the Company of executed written consents.

The Company believes the Amended and Restated Bylaws provide stockholders with improved rights. The Company’s Board of Directors previously adopted, and its stockholders approved, at the Company’s Annual Meeting of Stockholders on May 3, 2012, an Amendment to the Company’s Certificate of Incorporation to permit the Company’s stockholders to act by written consent.

The foregoing description of the provisions of Article II, Section 12 is qualified in its entirety by the provisions of Article II, Section 12 of the Amended and Restated Bylaws, effective August 1, 2012, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)-(c) Not Applicable

(d)	Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Gibraltar Industries, Inc. effective August 1, 2012

99.1	News Release issued by Gibraltar Industries, Inc. on August 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: August 2, 2012
	By:	/s/ Kenneth W. Smith
Kenneth W. Smith
Senior Vice President and Chief Financial Officer